Other accounts receivable and other assets, net, and other accounts payable, provisions and other liabilities - Summary of fair value of derivative financial instruments (Parenthetical) (Detail) - USD ($)
12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Disclosure of financial assets [line items]
Hedge ineffectiveness	$ 0	$ 0
Hedges discontinued, total nominal value	$ 20,000,000
Senior Notes Due 2020 [Member]
Disclosure of financial assets [line items]
Corporate bonds, interest rate	5.75%